                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 20, 1998
                                                           --------------

                         First Alliance Mortgage Company
                                  on behalf of
                   First Alliance Mortgage Loan Trust 1998-1A
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       California                  333-44585-01                 13-7148830
- -------------------------      -------------------        --------------------
(State or other jurisdiction    (Commission File             (I.R.S. Employer
    of incorporation)               Number)                   Identification
                                     No.)

                       c/o First Alliance Mortgage Company
                           Attention: Francisco Nebot
                         Executive Vice President & CFO
                             17305 Von Karman Avenue
                                Irvine, CA 92614
                    -----------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (949) 224-8500

                                 Not Applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.      Other Events.

            Information relating to the distributions to Certificateholders for the April 1998 Monthly Period of the Trust in respect of the First Alliance Mortgage Loan Asset Backed Certificates, Series 1998-1A, Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Mortgage Loans, and the subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Trust Agreement (the "Agreement") dated as of March 1, 1998 between First Alliance Mortgage Company as Servicer, and Chase Manhattan Bank, as trustee.

Item 7.      Exhibit.

           Monthly Report for the April 1998 Monthly Period relating to the First Alliance Mortgage Loan Asset Backed Certificates Series 1998-1A, Class A issued by the First Alliance Mortgage Loan Trust 1998-1A. .

--------------------------------------------------------------------------------
                        FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-1A
================================================================================


DISTRIBUTION:           20-Apr-98

------------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL      BEGINNING                                                      ENDING                         ENDING
CLASS        NOTE          NOTE        PRINCIPAL      INTEREST         TOTAL           NOTE       SUBORDINATION     PRINCIPAL
           BALANCE       BALANCE     DISTRIBUTION   DISTRIBUTION   DISTRIBUTION       BALANCE        AMOUNT          BALANCE
------------------------------------------------------------------------------------------------------------------------------------
NOTE     54,600,000.00  54,600,000.00   710,517.91   214,669.00     925,186.91     53,889,482.09     167,079.07    54,056,561.16

------------------------------------------------------------------------------------------------------------------------------------
TOTALS   54,600,000.00  54,600,000.00   710,517.91   214,669.00     925,186.91     53,889,482.09                   54,056,561.16
====================================================================================================================================


FACTOR INFORMATION PER $1,000

-----------------------------------------------------       ----------------------------------
          PRINCIPAL     INTEREST       ENDING NOTE                   INIT NOTE     CURR NOTE
CLASS   DISTRIBUTION  DISTRIBUTION       BALANCE             CLASS      RATE          RATE
-----------------------------------------------------       ----------------------------------

NOTE    13.01314853    3.93166667    986.98685147             NOTE     5.89750%      5.89750%
-----------------------------------------------------       ----------------------------------

--------------------------------------------------------------------------------
                         FIRST ALLIANCE MORTGAGE COMPANY
                        MORTGAGE LOAN ASSET BACKED NOTES
                                 SERIES 1998-1A
================================================================================




DISTRIBUTION:      20-Apr-98



                                                                   PER $1000
                                                                   ---------
SECTION 3.8(a)(i)    NOTE DISTRIBUTION                 925,186.91      18.94


SECTION 3.8(a)(ii)   TOTAL PRINCIPAL DISTRIBUTION      710,517.91      13.01


             -----------------------------------------------------------------------------------
                                        PREPAYMENTS &
                           PREPAID       PREFUNDING
             SCH. PRIN.  INSTALLMENTS    REMAINDER     LIQUIDATIONS   SUB. INCREASE   SUB RED.
             -----------------------------------------------------------------------------------
             21,321.23       0.00         522,380.11        0.00        166,816.57       0.00
             -----------------------------------------------------------------------------------


SECTION 3.8(a)(iii)  TOTAL INTEREST DISTRIBUTION         214,669.00


SECTION 3.8(a)(v)    INSURED PAYMENT                           0.00


SECTION 3.8(a)(vii)  LOAN PURCHASE PRICES                      0.00
                     SUBSTITUTION AMOUNTS                      0.00


SECTION 3.8(a)(viii) SUBORDINATION REDUCTION AMOUNT            0.00


SECTION 3.8(a)(ix)   CURRENT REALIZED LOSSES                   0.00
                     CUMULATIVE REALIZED LOSSES                0.00


SECTION 3.8(a)(x)                                                   NUMBER    LOAN BALANCE
                                                                    ------    ------------
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.4
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 2.6
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00
                     LOANS BOUGHT BACK PURSUANT TO SECTION 4.10
                              CURRENT                                    0        0.00
                              CUMULATIVE                                 0        0.00


SECTION 3.8(a)(xi)   AVAILABLE FUNDS CAP CARRY-FORWARD AMOUNT            -


SECTION 3.8(b)(i) DELINQUENT MORTGAGE LOANS (includes loans in foreclosure and bankruptcy):

                      -----------------------------------------------------
                                              AGGREGATE
                      CATEGORY    NUMBER     LOAN BALANCE  PERCENTAGE
                      -----------------------------------------------------
                      30-59 DAYS     4       223,912.83       0.41%
                      60-89 DAYS     2       118,445.90       0.22%
                      90 + DAYS      3       243,000.00       0.45%
                      -----------------------------------------------------




SECTION 3.8(b)(ii)   LOANS IN FORECLOSURE (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
                                     7       482,778.17       0.89%
                               --------------------------------------------


SECTION 3.8(b)(iii)  LOANS IN BANKRUPTCY (included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
                                     0         0.00           0.00%
                               --------------------------------------------


SECTION 3.8(b)(iv)   REO PROPERTIES (not included in delinquencies above):

                               --------------------------------------------
                                              AGGREGATE
                                  NUMBER     LOAN BALANCE  PERCENTAGE
                               --------------------------------------------
                                     0         0.00           0.00%
                               --------------------------------------------


SECTION 3.8(b)(vi)   BOOK VALUE OF REO PROPERTY                         -

                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  First Alliance Mortgage Loan Trust 1998-1A
                                  -------------------------------------------
                                               (Registrant)

                                  By: First Alliance Mortgage Company
                                     ----------------------------------------
                                               (Servicer)


Date: March 18, 1999               By: /s/ Francisco Nebot
     --------------------            ----------------------------------------

                                  Name:   Francisco Nebot
                                       --------------------------------------
                                          Executive Vice President
                                  Title:  and Chief Financial Officer
                                        -------------------------------------